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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 11, 2004

                             FLEMING COMPANIES, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Oklahoma                  1-8140                 48-0222760
----------------------------      ------------          ------------------
(State or Other Jurisdiction      (Commission             (IRS Employer
       of Incorporation)          File Number)          Identification No.)

1945 Lakepointe Drive, Lewisville, Texas                       75057
----------------------------------------                     ---------
(Address of Principal Executive Offices)                     (Zip code)

Registrant's telephone number, including area code: (972) 906-8000

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

      On May 11, 2004, Fleming Companies, Inc. and certain of its subsidiaries (collectively, the "Company") and the Official Committee of Unsecured Creditors' in the Company's voluntary petitions for reorganization under Chapter 11 of Title 11 of the United States Code (Case No. 03-10945) (Jointly Administered) filed their third amended joint plan of reorganization (the "Third Amended Plan") and related disclosure statement for the Third Amended Plan (the "Third Amended Disclosure Statement") with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). A hearing has been scheduled on May 25, 2004 at which the Company intends to ask the Bankruptcy Court to approve the Third Amended Disclosure Statement and to allow the Company to solicit its creditors and seek confirmation of the Third Amended Plan. Copies of the Third Amended Plan and the Third Amended Disclosure Statement are attached hereto as
Exhibit 99.1 and Exhibit 99.2, respectively.

      Bankruptcy law does not permit the solicitation of acceptances of the Third Amended Plan until the Bankruptcy Court approves the Third Amended Disclosure Statement relating to the Third Amended Plan as providing adequate information of a kind, and in sufficient detail, as far as is reasonably practicable in light of the nature and history of the debtor and the condition of the debtor's books and records, that would enable a hypothetical reasonable investor typical of the holder of claims or interests of the relevant class to make an informed judgment about the Third Amended Plan. Accordingly, this announcement is not intended to be, nor should it be construed as, a solicitation for a vote on the Third Amended Plan. The Company will emerge from Chapter 11 if and when the Third Amended Plan receives the requisite stakeholder approval, is confirmed by the Bankruptcy Court and the conditions precedent to Third Amended Plan effectiveness, as described in the Third Amended Plan, are satisfied or waived.

      The Third Amended Plan and the Third Amended Disclosure Statement, together with certain exhibits and related court filings, are available at http://www.bmccorp.net/fleming.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)   Financial statements of businesses acquired.

      Not applicable

(b)   Pro forma financial information.

      Not applicable

(c)   Exhibits.

      99.1 Third Amended Joint Plan of Reorganization of Fleming Companies, Inc. and its Filing Subsidiaries dated May 11, 2004.

      99.2 Third Amended Disclosure Statement in Support of Third Amended Joint Plan of Reorganization of Fleming Companies, Inc. and its Filing Subsidiaries dated May 11, 2004.

                                       2

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  FLEMING COMPANIES, INC.

Date: May 17, 2004                By: /s/ Rebecca A. Roof
                                      ----------------------------------------
                                           Rebecca A. Roof
                                           Interim Chief Financial Officer

                                       3

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                                  EXHIBIT INDEX

Exhibit Number                            Description
--------------  ----------------------------------------------------------------
     99.1       Third Amended Joint Plan of Reorganization of Fleming Companies,
                Inc. and its Filing Subsidiaries dated May 11, 2004.

     99.2       Third Amended Disclosure Statement in Support of Third Amended
                Joint Plan of Reorganization of Fleming Companies, Inc. and its
                Filing Subsidiaries dated May 11, 2004.